Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Ex. 10.2

AMENDMENT NO. 3 TO THE AUTHORIZED PARTICIPANT AGREEMENT

This AMENDMENT No. 3 TO THE AUTHORIZED PARTICIPANT AGREEMENT (the “Amendment”), dated as of December 17, 2025 (the “Effective Date”), is entered into by and among: (i) Jane Street Capital, LLC, a limited liability company organized under the laws of Delaware (the “Authorized Participant”); (ii) Grayscale Investments Sponsors, LLC, except as otherwise specified herein, acting in its capacity as sponsor or manager (the “Sponsor”) of each product listed on Schedule V attached to the AP Agreement (as defined hereinafter), as the same may be amended from time to time by the Sponsor (each, the applicable “Product” when referred to throughout the remainder of this Agreement); and (iii) subject to its acceptance hereof, The Bank of New York Mellon, a New York Banking corporation acting in its capacity as transfer agent (the “Transfer Agent”) of the Product (together, the “Parties”).

WHEREAS, the Parties have entered into that certain Authorized Participant Agreement, dated as of May 29, 2024, as amended by Amendment No. 1 dated as of June 26, 2025 and Amendment No. 2 dated as of October 9, 2025, which inter alia governs the creation and redemption of each Product listed on Schedule V, as the same may be amended from time to time by the Sponsor (the “AP Agreement”);

WHEREAS, pursuant to Section 13 of the AP Agreement, Grayscale Investments, LLC (“GSI”) notified the Authorized Participant of a proposed assignment of the Sponsor from GSI to Grayscale Investment Sponsors, LLC (“GSIS”), effective January 1, 2025 (the “Assignment”) and the Authorized Participant approved the Assignment through written consent;

WHEREAS, the Sponsor wishes to amend the AP Agreement pursuant to Section 10 thereof, to amend Schedule V, with such amendment to be effective immediately as of the date hereof; and

NOW, THEREFORE, pursuant to Section 10 of the AP Agreement, the Sponsor and the Authorized Participant hereby have mutually agreed to amend the AP Agreement as set forth below.

WHEREAS, pursuant to Recital D of the AP Agreement, the Sponsor notified the Authorized Participant of the In-Kind Regulatory Approval, as defined therein, solely as to each Product listed on Exhibit B;

WHEREAS, the Sponsor wishes to amend the AP Agreement with respect to each Product listed on Exhibit B, pursuant to Section 10 thereof, to amend Section 8 thereof, Section 1.03 of Schedule I to the AP Agreement, with such amendments to be effective immediately as of the date hereof; and

NOW, THEREFORE, pursuant to Section 10 of the AP Agreement, the Sponsor and the Authorized Participant hereby have mutually agreed to amend the AP Agreement solely with respect to each Product listed on Exhibit B as set forth below, with the AP Agreement to not be amended as to each other Product listed on Schedule V thereto until such time that the Parties

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

agree to a separate amendment, supplement or restatement to the AP Agreement setting forth the terms thereof.

SECTION 1. Recitals C & D to the AP Agreement are hereby amended and restated as set forth below:

C. The parties hereto acknowledge and agree that, NYSE Arca (as defined herein) has obtained necessary regulatory approval from the U.S. Securities and Exchange Commission (“SEC”) to amend its listing rules to permit the Trust to create and redeem Shares pursuant to In-Kind Orders (as defined herein) (the “In-Kind Regulatory Approval”), and thus the procedures described herein under Section 8, and any other references to In-Kind Orders, may now be operative.

D. As In-Kind Regulatory Approval was received, the Authorized Participant may designate others, including affiliates or its agents (each, an “AP Designee” and collectively, “AP Designees”), to perform certain functions in this Agreement on behalf of the Authorized Participant, such as transferring, delivering and/or receiving Digital Assets. To the extent the Authorized Participant is under an obligation to transfer, deliver or receive Digital Assets under this Agreement (including any schedule or attachment hereto) or makes any representation, warranty or covenant related to such obligation, that obligation may be performed by, and that representation, warranty or covenant may be made by, its AP Designee, not the Authorized Participant, provided that for the avoidance of doubt, the Authorized Participant shall be fully liable for any failure of any AP Designee to perform such obligation or make such representation, warranty or covenant.

SECTION 2. Section 8 of the AP Agreement titled “In-Kind Orders” is hereby amended and restated as set forth below:

Section 8. In-Kind Orders. Subject to In-Kind Regulatory Approval, the following procedures apply to creations or redemptions in which the Authorized Participant or its AP Designees will deliver Digital Assets from, or receive Digital Assets in, an Authorized Participant Self-Administered Account (“In-Kind Orders”). It shall be at the Sponsor’s sole and absolute discretion, on a case-by-case basis, whether to accept In-Kind Orders in lieu of cash. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT DIGITAL ASSET TRANSFERS MAY BE IRREVERSIBLE.

(a)
The Authorized Participant shall identify to the Sponsor or its delegates one or more Authorized Participant Self-Administered Accounts maintained by the Authorized Participant or its AP Designee, which such Authorized Participant Self-Administered Accounts must be approved by the Sponsor in its sole discretion. If the Authorized Participant becomes unable to continue to identify to the Sponsor at least one Authorized Participant Self-Administered Account, the Authorized Participant shall give immediate notice to the Sponsor of such event.
(b)
Any Digital Assets to be transferred in connection with any Creation Order or Redemption Order shall be transferred between an Authorized Participant

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because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Self-Administered Account and the Digital Asset Account (as defined in the Procedures) in accordance with the Procedures for Authorized Participants participating in In-Kind Orders.
(c)
The Authorized Participant acknowledges and agrees that (i) it or its AP Designee has the computer hardware, software and technological knowhow required to transact in Digital Assets; and (ii) it or its AP Designee is responsible for confirming the accuracy of any Account (as defined below) it is provided or that it provides in connection with any Creation Order or Redemption Order pursuant to this Agreement.
(d)
None of the Authorized Participant(s) or any AP Designee will receive fees, commissions or other form of compensation or inducement of any kind from either the Sponsor or the Product in connection with any Order.
(e)
To the extent that the Authorized Participant (or its AP Designee) or the Sponsor (or its Sponsor Agent) or Custodian provide information in connection with the transactions contemplated hereby, such party is solely responsible for any loss that arises out of another party’s actions in strict conformity with such information.
(f)
In the event that the AP Designee fails to deliver Digital Assets to an Authorized Participant Self-Administered Account pursuant to a Creation Order or Redemption Order, as applicable, the Authorized Participant may provide cash in accordance with the Cash Order procedures under Section 9, subject to the Sponsor’s acceptance of such Order in its sole discretion. In such event, the amount of cash that the Authorized Participant delivers to the Sponsor may include additional fees or expenses attributable to such change in creation method (including, but not limited to, changes in price of the Digital Asset between the time that the Order was placed and Authorized Participant’s delivery, as well as actual transaction costs), as determined in the Sponsor’s sole discretion.

SECTION 3. Section 1.03 of Schedule I to the AP Agreement titled “In-Kind Regulatory Approval” is hereby deleted in its entirety.

SECTION 4. Schedule V of the AP Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

SECTION 5. This Amendment may be executed in one or more counterparts (including those by facsimile or other electronic means), all of which shall constitute one and the same instrument binding on all of the parties hereto, notwithstanding that all parties are not signatory to the original or the same counterpart. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

[Remainder of the page blank; signature page follows.]

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

JANE STREET CAPITAL, LLC, as Authorized Participant
By:
Name:
Title:

GRAYSCALE INVESTMENTS SPONSORS, LLC, as Sponsor
By:
Name: Craig Salm
Title: Chief Legal Officer

Accepted by: THE BANK OF NEW YORK MELLON, as Transfer Agent
By:
Name: Michael Spates
Title: Director

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Exhibit A

SCHEDULE V

LIST OF TRUSTS

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Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Exhibit B

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